===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): December 19, 2001



                              Comcast Corporation
-------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Pennsylvania                     0-6983                23-1709202
-------------------------------    ----------------------    ------------------
(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
         Incorporation)                                      Identification No.)


            1500 Market Street
             Philadelphia, PA                                 19102-2148
-----------------------------------------------        ------------------------
   (Address of Principal Executive Offices)                   (Zip Code)


                                 (215) 665-1700
-------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


-------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


===============================================================================

     ITEM 5. Other Events.

     On December 19, 2001, Comcast Corporation, a Pennsylvania corporation ("Comcast"), and AT&T Corp., a New York corporation ("AT&T"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), a copy of which is attached hereto as Exhibit 2.1.

     A joint press release announcing the entering into of the Merger Agreement was issued on December 19, 2001. The information contained in the press release is incorporated herein by reference. The press release is attached hereto as
Exhibit 99.1.

     ITEM 7(c). Exhibits.

     Exhibit 2.1 Agreement and Plan of Merger dated as of December 19, 2001 by and among AT&T Corp., AT&T Broadband Corp., Comcast Corporation, AT&T Broadband Acquisition Corp., Comcast Acquisition Corp. and AT&T Comcast Corporation (Schedules and Exhibits omitted).

     Exhibit 99.1 Joint Press Release dated December 19, 2001.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 20, 2001


                                                 COMCAST CORPORATION


                                                 By: /s/ Arthur R. Block
                                                    ----------------------------
                                                    Name:  Arthur R. Block
                                                    Title: Senior Vice President

                                 EXHIBIT INDEX


Exhibit No.                               Description
-----------                               -----------

Exhibit 2.1 Agreement and Plan of Merger dated as of December 19, 2001 by and among AT&T Corp., AT&T Broadband Corp., Comcast Corporation, AT&T Broadband Acquisition Corp., Comcast Acquisition Corp. and AT&T Comcast Corporation (Schedules and Exhibits omitted).

Exhibit 99.1     Joint Press Release dated December 19, 2001.